BLACKROCK FUNDS III

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 23, 2021 to the Prospectuses of each Fund, dated April 30, 2021,

as supplemented to date

Effective immediately, the sections of each Prospectus entitled “Details About the Funds — Information About the Underlying Funds” and “Details About the Funds — Information About the Underlying Funds — Fixed-Income Funds” are amended to delete all references to Master Total Return Portfolio.

Shareholders should retain this Supplement for future reference.

PRO-LP-1121SUP